UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 12, 2005

U.S. BANCORP

(Exact name of registrant as specified in its charter)

1-6880
(Commission File Number)

DELAWARE (State or other jurisdiction of incorporation)	41-0255900 (I.R.S. Employer Identification Number)

800 Nicollet Mall
Minneapolis, Minnesota 55402
(Address of principal executive offices and zip code)

(651) 466-3000
(Registrant’s telephone number, including area code)

(not applicable)
(Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 Under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
SIGNATURES
Distribution Agreement
Officers' Certificate and Company Order
Officers' Certificate and Company Order
Specimen of Notes

ITEM 8.01 OTHER EVENTS.

     On May 12, 2005, U.S. Bancorp (the “Company”) established a Medium-Term Note Program, Series P and a Subordinated Medium-Term Note Program, Series Q. The purpose of this Current Report on Form 8-K is to file with the Securities and Exchange Commission the following documents related to these programs: (i) the Distribution Agreement, (ii) an Officers’ Certificate and Company Order under the Indenture dated as of October 1, 1991, between the Company and Citibank, N.A., as Senior Note Trustee, (iii) an Officers’ Certificate and Company Order under the Indenture dated as of October 1, 1991, as amended by a First Supplemental Indenture dated as of April 1, 1993, between the Company and Citibank, NA., as Subordinated Note Trustee, and (iv) the specimens of Notes. The Notes have been registered under the Securities Act of 1933, as amended, by a registration statement on Form S-3, File No. 333-124535.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

     (c) Exhibits.

1.1	Distribution Agreement dated May 12, 2005, among the Company and the Agents named therein.

4.1	Officers’ Certificate and Company Order dated May 12, 2005, pursuant to Sections 201, 301 and 303 of the Senior Note Indenture (excluding exhibits thereto).

4.2	Officers’ Certificate and Company Order dated May 12, 2005, pursuant to Sections 201, 301 and 303 of the Subordinated Note Indenture (excluding exhibits thereto).

4.3	Specimen of Notes:

(a)	Series P Fixed Rate Note;

(b)	Series P Floating Rate Note;

(c)	Series P Original Issue Discount Zero Coupon Note;

(d)	Series P Original Issue Discount Fixed Rate Note;

(e)	Series Q Fixed Rate Note;

(f)	Series Q Floating Rate Note;

(g)	Series Q Original Issue Discount Zero Coupon Note; and

(h)	Series Q Original Issue Discount Fixed Rate Note.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date: May 16, 2005

U.S. BANCORP
By:	/s/ Terrance R. Dolan
	Name:	Terrance R. Dolan
	Title:	Executive Vice President and Controller

INDEX TO EXHIBITS

1.1	Distribution Agreement dated May 12, 2005 among the Company and the Agents named therein.

4.1	Officers’ Certificate and Company Order dated May 12, 2005, pursuant to Sections 201, 301 and 303 of the Senior Note Indenture (excluding exhibits thereto).

4.2	Officers’ Certificate and Company Order dated May 12, 2005, pursuant to Sections 201, 301 and 303 of the Subordinated Note Indenture (excluding exhibits thereto).

4.3	Specimen of Notes:

(a)	Series P Fixed Rate Note;

(b)	Series P Floating Rate Note;

(c)	Series P Original Issue Discount Zero Coupon Note;

(d)	Series P Original Issue Discount Fixed Rate Note;

(e)	Series Q Fixed Rate Note;

(f)	Series Q Floating Rate Note;

(g)	Series Q Original Issue Discount Zero Coupon Note; and

(h)	Series Q Original Issue Discount Fixed Rate Note.